Exhibit 10.2

Loan No. 17461

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FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

____________________________________________________________________

Dated and effective as of March 8, 2022
Among
THE ENTITIES IDENTIFIED ON SCHEDULE I ATTACHED HERETO,
collectively, as Borrower
and
CITI REAL ESTATE FUNDING INC., UBS AG, BANK OF AMERICA, N.A., BANK OF MONTREAL and MORGAN STANLEY BANK, N.A.,
collectively, as Lender

FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS
THIS FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS, dated and effective as of March 8, 2022 (this “Amendment”), is by and among CITI REAL ESTATE FUNDING INC., a New York corporation, having an address at 388-390 Greenwich Street, Trading Floor 4, New York, New York 10013 (together with its successors and assigns, “Citi”), UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, having an address at 1285 Avenue of the Americas, 13th Floor, New York, New York 10019 (together with its successors and assigns, “UBS AG”), BANK OF AMERICA, N.A., a national banking association, having an address at 620 South Tryon Street, Mail Code: NC1-030-21-01, Charlotte, North Carolina 28255 (together with its successors and/or assigns, “BANA”), BANK OF MONTREAL, a Canadian chartered bank, having an address at c/o BMO Capital Markets Corp., 151 West 42nd Street, New York, New York 10036 (together with its successors and assigns, “BMO”) and MORGAN STANLEY BANK, N.A., a national banking association, having an address at 1585 Broadway, New York, New York 10036 (together with its successors and assigns, “MS”; MS together with Citi, UBS AG, BANA and BMO and each of their respective successors and/or assigns, collectively, “Lender”) and THE ENTITIES IDENTIFIED ON SCHEDULE I ATTACHED HERETO AS BORROWER, each having its principal place of business at c/o The RMR Group, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634 (collectively and/or individually as the context may require, “Borrower”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, Lender has made a loan in the outstanding principal amount of One Billion Four Hundred Million Dollars ($1,400,000,000) (the “Loan”) to Borrower pursuant to that certain Loan Agreement, dated as of February 25, 2022, by and among Borrower and Lender (the “Original Loan Agreement”), which Loan is evidenced by the Original Loan Agreement and the other Loan Documents (as defined in the Original Loan Agreement); and
WHEREAS, Borrower and Lender now desire to amend the Original Loan Agreement (the Original Loan Agreement, as amended by this Amendment, and as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) and certain other Loan Documents, each as more specifically set forth herein.
NOW, THEREFORE, in consideration of the agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows.
A G R E E M E N T:
Section I.Modification to Original Loan Agreement.

(i)Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Component” in its entirety to read as follows:
“Component” shall mean, individually, any one of Component A, Component B, Component C, Component D, Component E, Component F or Component HRR, as described in Section 2.5(g) hereof.
(ii)Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Components” in its entirety to read as follows:
“Components” shall mean, collectively, Component A, Component B, Component C, Component D, Component E, Component F and Component HRR.
(iii)Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Components” in its entirety to read as follows:
“Spread” shall mean with respect to (i) Component A, 1.4155220000%, (ii) Component B, 1.9142220000%, (iii) Component C, 2.4129220000%, (iv) Component D, 2.9614220000%, (v) Component E, 4.3077220000%, (vi) Component F, 5.3037914200% or (vii) Component HRR, 6.1186220000%.
(iv)Section 2.5(g) of the Original Loan Agreement is hereby deleted in its entirety and replaced with the following:
Components of the Loan. For the purpose of computing interest payable from time to time on the principal amount of the Loan and certain other computations set forth herein, the principal balance of the SASB Notes only and not any other Notes shall be divided into Component A, Component B, Component C, Component D, Component E, Component F and Component HRR. The initial principal amount of the Components shall be as follows:

COMPONENT	INITIAL PRINCIPAL AMOUNT
A	$658,140,000
B	$122,030,000
C	$95,110,000
D	$103,000,000
E	$122,960,000
F	$228,760,000
HRR	$70,000,000
(v)Section 2.7(d) of the Original Loan Agreement is hereby deleted in its entirety and replaced with the following:
Application of Interest and Prepayments to Components. Provided no Event of Default has occurred and is continuing, payments of interest shall be applied by Lender as follows: (i) first, to the payment of interest then due and payable under Component A; (ii) second, to the payment of interest then due and payable under Component B; (iii) third, to the payment of interest then due and payable under Component C; (iv) fourth, to the payment of interest then due and payable under Component D; (v) fifth, to the payment of interest then due and payable under Component E; (vi) sixth, to the payment of interest then due and payable under Component F; and (vii) seventh, to the payment of interest then due and payable under Component HRR. Except for any Initial 20% Prepayment, any prepayment of the principal of the Loan made pursuant to Section 2.7(a) hereof shall be applied by Lender as follows: (i) first, to the reduction of the outstanding principal balance of Component A until reduced to zero, (ii) second, to the reduction of the outstanding principal balance of Component B until reduced to zero, (iii) third, to the reduction of the outstanding principal balance of Component C until reduced to zero, (iv) fourth, to the reduction of the outstanding principal balance of Component D until reduced to zero, (v) fifth, to the reduction of the outstanding principal balance of Component E until reduced to zero, (vi)  sixth, to the reduction of the outstanding principal balance of Component F until reduced to zero and (vii)  seventh, to the reduction of the outstanding principal balance of Component HRR until reduced to zero. Except for any Initial 20% Prepayments, any prepayments of the Loan in connection with the release of any Individual Property pursuant to Section 2.10 hereof shall be applied to the Components of the Loan as follows: (i) first, to the reduction of the outstanding principal balance of Component A until reduced to zero, (ii) second, to the reduction of the outstanding principal balance of Component B until reduced to zero, (iii) third, to the reduction of the outstanding principal balance of Component C until reduced to zero, (iv) fourth, to the reduction of the outstanding principal balance of Component D until reduced to zero, (v) fifth, to the reduction of the outstanding principal balance of Component E until reduced to zero, (vi) sixth, to the reduction of the outstanding principal balance of Component F until reduced to zero and (vii) seventh, to the reduction of the outstanding principal balance of Component HRR until reduced to zero. Notwithstanding the foregoing, during the continuance of any Event of Default, any payment of principal and interest from whatever source may be applied by Lender between the Components in Lender’s sole discretion. Notwithstanding the foregoing, so long as no Event of Default is continuing, (x) any Initial 20% Prepayments shall be applied to each Component of the Loan on a pro rata and pari passu basis and (y) all mandatory prepayments of the Loan pursuant to Section 2.7(b) shall be applied to each Component of the Loan on a pro rata and pari passu basis. Additionally, unless an Event of Default is continuing, at any time that any New Mezzanine Loan is outstanding, all voluntary prepayments shall be applied pro rata to the Loan and such New Mezzanine Loan.
Section II.Amendment to Other Loan Documents. Each of the Loan Documents (other than the Loan Agreement) is hereby amended such that (i) each reference in any of the Loan Documents (other than the Loan Agreement) to the defined terms modified in Section I hereof, which defined term has been modified pursuant to this Amendment shall be deemed to be a reference to such defined term as so modified, and (ii) each reference to the Loan Agreement shall mean the Original Loan Agreement, as modified pursuant to the terms of this Amendment.

Section III.Reaffirmation of Guaranty. In connection with this Amendment, Guarantor hereby:
(a)Consents to and acknowledges this Amendment and acknowledges and agrees that this Amendment shall not impair, reduce or adversely affect the nature of the obligations of Guarantor under the Guaranty.
(b)Warrants and represents that there are no defenses, offsets or counterclaims with respect to its obligations under the Guaranty, as of the date hereof.
(c)Acknowledges that the Guaranty and the obligations of Guarantor contained in the Guaranty are continuing and in full force and effect.
(d)Hereby reaffirms the Guaranty and its obligations thereunder, and acknowledges that this reaffirmation of the Guaranty is for the benefit of Lender.
Section IV.Reaffirmation of Environmental Indemnity. In connection with this Amendment, Borrower and Guarantor hereby:
(a)Consent to and acknowledge this Amendment and acknowledge and agree that this Amendment shall not impair, reduce or adversely affect the nature of the obligations of Borrower and Guarantor under the Environmental Indemnity.
(b)Warrant and represent that there are no defenses, offsets or counterclaims with respect to their obligations under the Environmental Indemnity, as of the date hereof.
(c)Acknowledge that the Environmental Indemnity and the obligations of Borrower and Guarantor contained in the Environmental Indemnity are continuing and in full force and effect.
(d)Hereby reaffirm the Environmental Indemnity and their obligations thereunder, and acknowledge that this reaffirmation of the Environmental Indemnity is for the benefit of Lender.
Section V.Intentionally Omitted.
Section VI.No Offset; No Default. Borrower hereby waives all offsets, defenses and claims it may have against Lender that accrued on or before the date hereof. As of the date hereof, Lender acknowledges that to Lender’s actual knowledge there is no existing Event of Default or Default by Borrower or Guarantor under the Loan Documents.
Section VII.No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except to the extent expressly provided herein, operate as a waiver of any right, power or remedy of any of Lender, Borrower, or Guarantor under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents by any of the parties hereto.

Section VIII.No Presumption Against Party Drafting Amendment. Should any provision of this Amendment require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared or drafted the same, it being agreed that all parties to this Amendment participated in the preparation hereof.
Section IX.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
Section X.Ratification. Borrower and Lender hereby ratify and confirm the Loan Agreement, as modified hereby. Except as modified and amended by this Amendment, the Loan, the Loan Agreement and the other Loan Documents and the respective obligations of Lender and Borrower thereunder shall be and remain unmodified and in full force and effect.
Section XI.No Further Modification. No further modification, amendment, extension, discharge, termination or waiver hereof shall be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.
Section XII.Governing Law. This Amendment shall be construed and enforced in accordance with the laws of the State of New York. If any provision hereof is not enforceable, the remaining provisions of this Amendment shall be enforced in accordance with their terms.
Section XIII.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.
Section XIV.References to Loan Agreement. All references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as hereby modified herein.
Section XV.Entire Agreement. This Amendment, together with the Loan Agreement, constitutes the entire agreement between Borrower and Lender with respect to subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.
Section XVI.Incorporation of Recitals; Defined Terms. The recitals hereto are hereby incorporated into this Amendment as if fully set forth herein. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

BB STREETSBORO LLC
HEMINGWAY AT HALFMOON LLC
MOUNTAIN AIKEN SC LLC
MOUNTAIN ALTOONA LLC
MOUNTAIN BIRMINGHAM LLC
MOUNTAIN BUCKNER KY LLC
MOUNTAIN BUFFALO LLC
MOUNTAIN BURLINGTON LLC
MOUNTAIN CHATTANOOGA LLC
MOUNTAIN CINCINNATI LLC
MOUNTAIN COLUMBUS LLC
MOUNTAIN CONCORD NC II LLC
MOUNTAIN CONCORD NC LLC
MOUNTAIN CORPUS CHRISTI LLC
MOUNTAIN COVINGTON LA LLC
MOUNTAIN CUDAHY LLC
MOUNTAIN EDINBURG TX LLC
MOUNTAIN EDWARDSVILLE KS LLC
MOUNTAIN FORT MYERS LLC
MOUNTAIN FRANKFORT KY LLC
MOUNTAIN GRAND RAPIDS LLC
MOUNTAIN GREEN BAY LLC
MOUNTAIN IL LLC
MOUNTAIN INDIANAPOLIS II LLC
MOUNTAIN INDIANAPOLIS LLC
MOUNTAIN INDUSTRIAL PROPERTIES LLC

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

First Amendment to Loan Agreement (Floating)

MOUNTAIN KC MO LLC
MOUNTAIN KENTON OH LLC
MOUNTAIN KODAK TN LLC
MOUNTAIN LAFAYETTE IN LLC
MOUNTAIN LEBANON OH LLC
MOUNTAIN LEBANON TN LLC
MOUNTAIN LIVONIA LLC
MOUNTAIN MESQUITE LLC
MOUNTAIN O’FALLON MO LLC
MOUNTAIN OB MS LLC
MOUNTAIN OKC 3 LLC
MOUNTAIN OKC 4 LLC
MOUNTAIN OLATHE KS LLC
MOUNTAIN ORLANDO LLC
MOUNTAIN PITTS PA LLC
MOUNTAIN RICHLAND MS LLC
MOUNTAIN RIDGELAND MS LLC
MOUNTAIN ROANOKE LLC
MOUNTAIN ROCHESTER MN LLC
MOUNTAIN SAUGET LLC
MOUNTAIN SAV 2 LLC
MOUNTAIN SAV LLC
MOUNTAIN SC LLC
MOUNTAIN SPRING TX LLC
MOUNTAIN TULSA LLC
MOUNTAIN TYLER TX LLC
MOUNTAIN URBANDALE IA LLC
MOUNTAIN WACO LLC
MOUNTAIN WS NC LLC
STOW PROSPER MT LLC
WHEELING PARTNERS LLC, each a Delaware limited liability company

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

First Amendment to Loan Agreement (Floating)

LENDER:

CITI REAL ESTATE FUNDING INC.

By: /s/ Harry Kramer Name: Harry Kramer Title: Vice President

UBS AG

By: /s/ Andrew Lisa Name:Andrew Lisa Title: Director

By: /s/ Henry Chung Name: Henry Chung Title: Managing Director

BANK OF AMERICA, N.A.

By: /s/ Jessica Fritts Name: Jessica Fritts Title: Director

BANK OF MONTREAL

By: /s/ Michael S. Birajiclian Name: Michael S. Birajiclian Title: Authorized Signatory

MORGAN STANLEY BANK, N.A.

By: /s/ Jane Lam Name: Jane Lam Title: Authorized Signatory

First Amendment to Loan Agreement (Floating)

The undersigned hereby acknowledges and consents to Section III of this First Amendment to Loan Agreement and Other Loan Documents.

GUARANTOR:

MOUNTAIN INDUSTRIAL REIT LLC, a Delaware limited liability company

By: /s/ Richard W. Siedel, Jr.
    Name: Richard W. Siedel, Jr.
    Title: Chief Financial Officer and Treasurer

First Amendment to Loan Agreement (Floating)

SCHEDULE I

Borrower

1.BB Streetsboro LLC
2.Hemingway at Halfmoon LLC
3.Mountain Aiken SC LLC
4.Mountain Altoona LLC
5.Mountain Birmingham LLC
6.Mountain Buckner KY LLC
7.Mountain Buffalo LLC
8.Mountain Burlington LLC
9.Mountain Chattanooga LLC
10.Mountain Cincinnati LLC
11.Mountain Columbus LLC
12.Mountain Concord NC II LLC
13.Mountain Concord NC LLC
14.Mountain Corpus Christi LLC
15.Mountain Covington LA LLC
16.Mountain Cudahy LLC
17.Mountain Edinburg TX LLC
18.Mountain Edwardsville KS LLC
19.Mountain Fort Myers LLC
20.Mountain Frankfort KY LLC
21.Mountain Grand Rapids LLC
22.Mountain Green Bay LLC
23.Mountain IL LLC
24.Mountain Indianapolis II LLC
25.Mountain Indianapolis LLC
26.Mountain Industrial Properties LLC
27.Mountain KC MO LLC
28.Mountain Kenton OH LLC
29.Mountain Kodak TN LLC
30.Mountain Lafayette IN LLC
31.Mountain Lebanon OH LLC
32.Mountain Lebanon TN LLC
33.Mountain Livonia LLC
34.Mountain Mesquite LLC
35.Mountain O’Fallon MO LLC
36.Mountain OB MS LLC
37.Mountain OKC 3 LLC
38.Mountain OKC 4 LLC
39.Mountain Olathe KS LLC
40.Mountain Orlando LLC
41.Mountain Pitts PA LLC
42.Mountain Richland MS LLC
43.Mountain Ridgeland MS LLC
44.Mountain Roanoke LLC
45.Mountain Rochester MN LLC
46.Mountain Sauget LLC
47.Mountain SAV 2 LLC
48.Mountain SAV LLC
49.Mountain SC LLC
50.Mountain Spring TX LLC

51.Mountain Tulsa LLC
52.Mountain Tyler TX LLC
53.Mountain Urbandale IA LLC
54.Mountain Waco LLC
55.Mountain WS NC LLC
56.Stow Prosper MT LLC
57.Wheeling Partners LLC